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                                                                    EXHIBIT 10.3



                           EMPLOYEE MATTERS AGREEMENT

                                     BETWEEN

                             MERCURY AIR GROUP, INC.

                                       AND

                                 MERCFUEL, INC.


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                                TABLE OF CONTENTS

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
ARTICLE I - DEFINITIONS......................................................................1

        Section 1.1   401(k).................................................................1

        Section 1.2   Affiliate..............................................................1

        Section 1.3   Agreement..............................................................1

        Section 1.4   Ancillary Agreements...................................................1

        Section 1.5   Assets.................................................................2

        Section 1.6   COBRA..................................................................2

        Section 1.7   Code...................................................................2

        Section 1.8   Disability Plan........................................................2

        Section 1.9   Distribution...........................................................2

        Section 1.10  Distribution Agreement.................................................2

        Section 1.11  Distribution Date......................................................2

        Section 1.12  DOL....................................................................2

        Section 1.13  ERISA..................................................................2

        Section 1.14  FMLA...................................................................2

        Section 1.15  General Assignment and Assumption Agreement............................2

        Section 1.16  Group Insurance Policies...............................................2

        Section 1.17  Group Life Plan........................................................2

        Section 1.18  HCFA...................................................................3

        Section 1.19  Health and Welfare Plans...............................................3

        Section 1.20  Health Plans...........................................................3
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
        Section 1.21  HMO....................................................................3

        Section 1.22  HMO Agreements.........................................................3

        Section 1.23  IPO....................................................................3

        Section 1.24  IPO Closing Date.......................................................3

        Section 1.25  IPO Registration Statement.............................................3

        Section 1.26  IRS....................................................................3

        Section 1.27  Liabilities............................................................3

        Section 1.28  Master Transitional Services Agreement.................................4

        Section 1.29  Material Feature.......................................................4

        Section 1.30  MAG....................................................................4

        Section 1.31  MAG Employee...........................................................4

        Section 1.32  MAG Group..............................................................4

        Section 1.33  MAG Stock Value........................................................4

        Section 1.34  MAG Terminated Employee................................................4

        Section 1.35  MercFuel...............................................................4

        Section 1.36  MercFuel Business......................................................4

        Section 1.37  MercFuel Claims........................................................4

        Section 1.38  MercFuel Employee......................................................4

        Section 1.39  MercFuel Group.........................................................5

        Section 1.40  MercFuel Stock Value...................................................5

        Section 1.41  MercFuel Terminated Employee...........................................5

        Section 1.42  MercFuel Transferred Employee..........................................5

        Section 1.43  Option.................................................................6



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
        Section 1.44  Outsource..............................................................6

        Section 1.45  Participating Company..................................................6

        Section 1.46  Person.................................................................6

        Section 1.47  Plan...................................................................6

        Section 1.48  Post-Distribution Period...............................................6

        Section 1.49  QDRO...................................................................6

        Section 1.50  QMCSO..................................................................6

        Section 1.51  Ratio..................................................................6

        Section 1.52  Record Date............................................................7

        Section 1.53  Restricted Stock.......................................................7

        Section 1.54  Revenue................................................................7

        Section 1.55  SEC....................................................................7

        Section 1.56  Separation.............................................................7

        Section 1.57  Separation Date........................................................7

        Section 1.58  Subsidiary.............................................................7

        Section 1.59  Tax Sharing Agreement..................................................7

        Section 1.60  Workers' Compensation Plan.............................................7

ARTICLE II - GENERAL PRINCIPLES..............................................................8

        Section 2.1   Assumption of MercFuel Liabilities.....................................8

        Section 2.2   Establishment of MercFuel Plans........................................8

        Section 2.3   MercFuel Under No Obligations to Maintain Plans........................8

        Section 2.4   MercFuel's Participation in MAG Plans..................................9

        Section 2.5   Terms of Participation by MercFuel Transferred Employees in



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
                      MercFuel Plans.........................................................9

        Section 2.6   Non-U.S. Employee Matters.............................................10

ARTICLE III - DEFINED CONTRIBUTION PLAN.....................................................10

        Section 3.1   401(k) Plan...........................................................10

ARTICLE IV - HEALTH AND WELFARE PLANS.......................................................11

        Section 4.1   Health Plans as of the Distribution Date..............................11

        Section 4.2   Health Plans from the Separation Date through the Distribution Date...13

        Section 4.3   Group Life Plan.......................................................13

        Section 4.4   Long-Term Disability Plan.............................................14

        Section 4.5   COBRA.................................................................14

        Section 4.6   Leave of Absence Plans and FMLA.......................................14

        Section 4.7   Workers' Compensation Plan............................................15

        Section 4.8   Administrative Services...............................................16

ARTICLE V - EQUITY AND OTHER COMPENSATION...................................................16

        Section 5.1   Bonus Plan............................................................16

        Section 5.2   MAG Options...........................................................16

        Section 5.3   Administrative Services...............................................17

ARTICLE VI - ADMINISTRATIVE PROVISIONS......................................................17

        Section 6.1   Master Transitional Services Agreement................................17

        Section 6.2   Payment of Liabilities, Plan Expenses and Related Matters.............17

        Section 6.3   Transitional Staffing Services........................................18

        Section 6.4   Sharing of Participant Information....................................18

        Section 6.5   Reporting and Disclosure Communications to Participants...............18



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
        Section 6.6   Audits Regarding Vendor Contracts.....................................19

        Section 6.7   Employee Identification Numbers.......................................19

        Section 6.8   Beneficiary Designation...............................................19

        Section 6.9   Requests for IRS and DOL Opinions.....................................19

        Section 6.10  Fiduciary Matters.....................................................19

        Section 6.11  Consent of Third Parties..............................................19

ARTICLE VI - EMPLOYMENT-RELATED MATTERS.....................................................20

        Section 7.1   Terms of MercFuel Employment..........................................20

        Section 7.2   HR Data Support Systems...............................................20

        Section 7.3   Non-Solicitation of Employees.........................................20

        Section 7.4   Employment of Employees with U.S. Work Visas..........................20

        Section 7.5   Confidentiality and Proprietary Information...........................20

        Section 7.6   Personnel Records.....................................................21

        Section 7.7   Medical Records.......................................................21

        Section 7.8   Unemployment Insurance Program........................................21

        Section 7.9   Non-Termination of Employment; No Third-Party Beneficiaries...........21

        Section 7.10  Employment Litigation.................................................22

ARTICLE VIII - GENERAL PROVISIONS...........................................................22

        Section 8.1   Effect if IPO and/or Distribution Does Not Occur......................22

        Section 8.2   Relationship of Parties...............................................22

        Section 8.3   Affiliates............................................................22

        Section 8.4   Incorporation of Distribution Agreement Provisions....................22

        Section 8.5   Governing Law.........................................................23



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
        Section 8.6   Assignment............................................................23

        Section 8.7   Severability..........................................................23

        Section 8.8   Interpretation........................................................23

        Section 8.9   Amendment.............................................................23

        Section 8.10  Termination...........................................................23

        Section 8.11  Conflict..............................................................24

        Section 8.12  Counterparts..........................................................24




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                           EMPLOYEE MATTERS AGREEMENT

        This EMPLOYEE MATTERS AGREEMENT is entered into as of ___________, 2001, and effective as of _________, 2001 (the "Effective Date"), between Mercury Air Group, Inc., a Delaware corporation ("MAG"), and MercFuel, Inc., a Delaware corporation ("MercFuel"). Capitalized terms used herein and not otherwise defined, shall have the respective meanings assigned to them in Article I hereof.

        WHEREAS, the Board of Directors of MAG has determined that it is in the best interests of MAG and its stockholders to separate MAG's existing businesses into two (2) independent businesses;

        WHEREAS, in furtherance of the foregoing, MAG and MercFuel have agreed to enter into this Agreement to allocate between them Assets, Liabilities and responsibilities with respect to certain employee compensation, benefit plans, programs and arrangements, and certain employment matters; and

        NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        Wherever used in this Agreement, the following terms shall have the meanings indicated below, unless a different meaning is plainly required by the context. The singular shall include the plural, unless the context indicates otherwise. Headings of sections are used for convenience of reference only, and in case of conflict, the text of this Agreement, rather than such headings, shall control.

        Section 1.1 401(k) Plan. "401(k) Plan", when immediately preceded by "MAG," means the MAG 401(k) Plan, a defined contribution plan. When immediately preceded by "MercFuel," "401(k) Plan" means the defined contribution plan to be established by MercFuel pursuant to Section 2.2 and Article III.

        Section 1.2 Affiliate. "Affiliate" means, with respect to any specified Person, means any entity that Controls, is Controlled by, or is under common Control with such Person. For this purpose, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or other interests, by control, or otherwise.

        Section 1.3 Agreement. "Agreement" means this Employee Matters Agreement, including all the Schedules hereto, and all amendments made hereto from time to time.

        Section 1.4 Ancillary Agreements. "Ancillary Agreements" means all of the underlying agreements, documents and instruments referred to, contemplated by, or made a part of the Distribution Agreement.


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        Section 1.5 Assets. "Assets" is defined in Section 4.4 of the General
Assignment and Assumption Agreement.

        Section 1.6 COBRA. "COBRA" means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time, and as codified in Code Section 4980B and ERISA Sections 601 through 608.

        Section 1.7 Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        Section 1.8 Disability Plan. "Disability Plan," when immediately preceded by "MAG," means the MAG Disability Plan which consists of the MAG Short-Term Disability Plan and the MAG Long-Term Disability Plan. When immediately preceded by "MercFuel," "Disability Plan" means the MercFuel Short-Term Disability Plan and the MercFuel Long-Term Disability Plan, to be established by MercFuel pursuant to Sections 2.2 and 4.5.

        Section 1.9 Distribution. "Distribution" means MAG's pro rata distribution to the holders of its common stock, $.01 par value, approximately 6 months following the IPO, of all the shares of MercFuel common stock owned by MAG.

        Section 1.10 Distribution Agreement. "Distribution Agreement" means the Master Distribution Agreement, dated as of _______, 2001, and effective as of _____________, of which this is Exhibit E thereto.

        Section 1.11 Distribution Date. "Distribution Date" means the date that the Distribution is effective.

        Section 1.12 DOL. "DOL" means the United States Department of Labor.

        Section 1.13 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        Section 1.14 FMLA. "FMLA" means the Family and Medical Leave Act of 1993, as amended from time to time.

        Section 1.15 General Assignment and Assumption Agreement. "General Assignment and Assumption Agreement" means the Ancillary Agreement attached as Exhibit C to the Distribution Agreement.

        Section 1.16 Group Insurance Policies. "Group Insurance Policies" is defined in Subsection 4.1(c)(i) and Schedule 4.1(c)(i).

        Section 1.17 Group Life Plan. "Group Life Plan," when immediately preceded by "MAG," means the MAG Group Life Plan. When immediately preceded by "MercFuel", "Group Life Plan" means the group life plan to be established by MercFuel pursuant to Sections 2.2 and 4.3.


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        Section 1.18 HCFA. "HCFA" means the United States Health Care Financing
Administration.

        Section 1.19 Health and Welfare Plans. "Health and Welfare Plans", when immediately preceded by "MAG," means the MAG Health Plans and the health and welfare plans listed on Schedule 4.2(a) established and maintained by MAG for the benefit of eligible employees of the MAG Group, and such other welfare plans or programs as may apply to such employees as of the Distribution Date. When immediately preceded by "MercFuel," "Health and Welfare Plans" means the MercFuel Health Plans and the health and welfare plans to be established by MercFuel pursuant to Section 2.2, Article IV, and Schedule 4.1(a).

        Section 1.20 Health Plans. "Health Plans" when immediately preceded by "MAG," means the medical, HMO, vision, and dental plans and any similar or successor Plans established and maintained by MAG. When immediately preceded by "MercFuel," "Health Plans" means the medical, HMO, vision and dental plans to be established by MercFuel pursuant to Section 2.2 and Article IV.

        Section 1.21 HMO. "HMO" means a health maintenance organization that provides benefits under the MAG Health Plans or the MercFuel Health Plans.

        Section 1.22 HMO Agreements. "HMO Agreements" is defined in Subsection 4.1(c)(ii) and Schedule 4.1(c)(ii).

        Section 1.23 IPO. "IPO" means the initial public offering of MercFuel common stock pursuant to a registration statement on Form S-1 or similar registration of MercFuel stock under Section 12 of the 1933 Act pursuant to the Securities Act of 1933, as amended.

        Section 1.24 IPO Closing Date. "IPO Closing Date" means the closing of the IPO, which is currently scheduled to occur prior to ___________.

        Section 1.25 IPO Registration Statement. "IPO Registration Statement" means the registration statement on Form S-1 pursuant to the Securities Act of 1933 as amended, previously filed with the SEC, which, when effective, will register the shares of common stock of MercFuel to be issued in the IPO, together with all amendments thereto.

        Section 1.26 IRS. "IRS" means the United States Internal Revenue
Service.

        Section 1.27 Liabilities. "Liabilities" means all debts, liabilities, guarantees, assurances, commitments, and obligations, whether fixed, contingent or absolute, asserted or unasserted, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, due or to become due, whenever or however arising (including, without limitation, whether arising out of any Contract or tort based on negligence or strict liability) and whether or not the same would be required by generally accepted accounting principles to be reflected in financial statements or disclosed in the notes thereto. For this purpose, "Contract" means any contract, agreement, lease, license, sales order, purchase order, instrument or other commitment that is binding on any Person or any part of its property under applicable law.


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        Section 1.28 Master Transitional Services Agreement. "Master
Transitional Services Agreement" means the Ancillary Agreement which is Exhibit G to the Separation Agreement.

        Section 1.29 Material Feature. "Material Feature" means any feature of a Plan that could reasonably be expected to be of material importance, in the aggregate, to the sponsoring employer or the participants (or their dependents or beneficiaries) of that Plan, which could include, depending on the type and purpose of the particular Plan, the class or classes of employees eligible to participate in such Plan, the nature, type, form, source, and level of benefits provided under such Plan, the amount or level of contributions, if any, required to be made by participants (or their dependents or beneficiaries) to such Plan, and the costs and expenses incurred by the sponsoring employer or Participating Companies for implementing and/or maintaining such Plan.

        Section 1.30 MAG. "MAG" means Mercury Air Group, Inc., a Delaware corporation. In all such instances in which MAG is referenced in this Agreement, it shall also be deemed to include a reference to each member of the MAG Group, unless it specifically provides otherwise; MAG shall be solely responsible to MercFuel for ensuring that each member of the MAG Group complies with the applicable terms of this Agreement.

        Section 1.31 MAG Employee. "MAG Employee" means an individual who, on the Distribution Date, is: (a) either actively employed by, or on leave of absence from, the MAG Group; (b) a MAG Terminated Employee; or (c) an employee or group of employees designated as MAG Employees by MAG and MercFuel, by mutual agreement.

        Section 1.32 MAG Group. "MAG Group" means MAG and each Subsidiary and Affiliate of MAG (or any predecessor organization thereof).

        Section 1.33 MAG Stock Value. "MAG Stock Value" means the closing per-share price of MAG common stock as listed on the American Stock Exchange on the last trading day before the Distribution Date.

        Section 1.34 MAG Terminated Employee. "MAG Terminated Employee" means any individual who is a former employee of the MAG Group and who, on the Distribution Date, is not a MercFuel Transferred Employee.

        Section 1.35 MercFuel. "MercFuel" means MercFuel, Inc., a Delaware corporation. In all such instances in which MercFuel is referred to in this Agreement, it shall also be deemed to include a reference to each member of the MercFuel Group, unless it specifically provides otherwise; MercFuel shall be solely responsible to MAG for ensuring that each member of the MercFuel Group complies with the applicable terms of this Agreement.

        Section 1.36 MercFuel Business. "MercFuel Business" means the business and operations of MercFuel.

        Section 1.37 MercFuel Claims. "MercFuel Claims" is defined in Subsection 4.8(a).

        Section 1.38 MercFuel Employee. "MercFuel Employee" means any individual who is: (a) either actively employed by, or on leave of absence from, the MercFuel Group on the


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Separation Date; (b) either actively employed by, or on leave of absence from, the MAG Group as either part of a work group or organization, or common support function that, at any time after the Separation Date and before the Distribution Date, moves to the employ of the MercFuel Group from the employ of the MAG Group; (c) a MercFuel Terminated Employee; (d) employed by the MercFuel Group;
(e) any other employee or group of employees designated as MercFuel Employees (as of the specified date) by MAG and MercFuel by mutual agreement; or (f) an alternate payee under a QDRO, alternate recipient under a QMCSO, beneficiary, covered dependent, or qualified beneficiary (as such term is defined under COBRA), in each case, of an employee or former employee, described in Subsections 1.43(a) through (e) with respect to that employee's or former employee's benefit under the applicable Plan(s) (unless specified otherwise in this Agreement, such an alternate payee, alternate recipient, beneficiary, covered dependent, or qualified beneficiary shall not otherwise be considered a MercFuel Employee with respect to any benefits he or she accrues or accrued under any applicable Plan(s), unless he or she is a MercFuel Employee by virtue of Subsections 1.37(a) through (e)).

        Section 1.39 MercFuel Group. "MercFuel Group" means MercFuel and each Subsidiary and Affiliate of MercFuel immediately after the Separation Date and each Person that becomes a Subsidiary or Affiliate of MercFuel after the Separation Date.

        Section 1.40 MercFuel Stock Value. "MercFuel Stock Value" means the opening per-share price of MercFuel common stock as listed on the American Stock Exchange, the Nasdaq National Market, the Nasdaq Small Cap Market, or in the over-the-counter market, as applicable, on the first trading day after the Distribution Date.

        Section 1.41 MercFuel Terminated Employee. "MercFuel Terminated Employee" means any individual who is: (a) a former employee of the MAG Group who was terminated from the MercFuel Business on or before the Separation Date; or (b) a former employee of the MercFuel Group. Notwithstanding the foregoing, "MercFuel Terminated Employee" shall not, unless otherwise expressly provided to the contrary in this Agreement, include: (a) an individual who is a MAG Employee at the Distribution Date; or (b) an individual who is otherwise a MercFuel Terminated Employee, but who is subsequently employed by the MAG Group prior to the Distribution Date.

        Section 1.42 MercFuel Transferred Employee. "MercFuel Transferred Employee" means any individual who, as of the Distribution Date, is: (a) either actively employed by, or on a leave of absence from, the MercFuel Group; (b) a MercFuel Terminated Employee; (c) an employee or group of employees designated by MAG and MercFuel, by mutual agreement, as MercFuel Transferred Employees; or
(d) an alternate payee under a QDRO, alternate recipient under a QMCSO, beneficiary, covered dependent, or qualified beneficiary (as such term is defined under COBRA), in each case, of an employee or former employee, described in Subsections 1.37(a) through (c) with respect to that employee's or former employee's benefit under the applicable Plan(s) (unless specified otherwise in this Agreement, such an alternate payee, alternate recipient, beneficiary, covered dependent, or qualified beneficiary shall not otherwise be considered a MercFuel Transferred Employee with respect to any benefits he or she accrues or accrued under any applicable Plan(s), unless he or she is a MercFuel Transferred Employee by virtue of Subsections 1.37(a) through (d)). An employee may be a MercFuel Transferred Employee pursuant to this Section regardless of whether such employee is, as of the


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

Distribution Date, alive, actively employed, on a temporary leave of absence from active employment, on layoff, terminated from employment, retired or on any other type of employment or post-employment status relative to a MAG Plan, and regardless of whether, as of the Distribution Date, such employee is then receiving any coverage under or benefits from a MAG Plan.

        Section 1.43 Option. "Option," when immediately preceded by "MAG", means an option to purchase MAG common stock pursuant to a Stock Plan. When immediately preceded by "MercFuel," "Option" means an option to purchase MercFuel common stock pursuant to a Stock Plan.

        Section 1.44 Outsource. "Outsource" is defined in Section 4.8(c).

        Section 1.45 Participating Company. "Participating Company" means: (a) MAG; (b) any Person (other than an individual) that MAG has approved for participation in, has accepted participation in, and which is participating in, a Plan sponsored by MAG; and (c) any Person (other than an individual) which, by the terms of such Plan, participates in such Plan or any employees of which, by the terms of such Plan, participate in or are covered by such Plan.

        Section 1.46 Person. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency or political subdivision thereof.

        Section 1.47 Plan. "Plan" means any plan, policy, program, payroll practice, arrangement, contract, trust, insurance policy, or any agreement or funding vehicle providing compensation or benefits to employees, former employees, directors or consultants of MAG or MercFuel.

        Section 1.48 Post-Distribution Period. "Post-Distribution Period" means, for each designated Plan, the period beginning as of the Distribution Date and ending on the date that no member of the MercFuel Group is using MAG benefit delivery and administrative services with respect to that Plan.

        Section 1.49 QDRO. "QDRO" means a domestic relations order which qualifies under Code Section 414(p) and ERISA Section 206(d) and which creates or recognizes an alternate payee's right to, or assigns to an alternate payee, all or a portion of the benefits payable to a participant under the MAG 401(k) Plan.

        Section 1.50 QMCSO. "QMCSO" means a medical child support order which qualifies under ERISA Section 609(a) and which creates or recognizes the existence of an alternate recipient's right to, or assigns to an alternate recipient the right to, receive benefits for which a participant or beneficiary is eligible under any of the Health Plans.

        Section 1.51 Ratio. "Ratio" means the ratio determined by dividing the MercFuel Stock Value by the MAG Stock Value.


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        Section 1.52 Record Date. "Record Date" means the close of business on the date to be determined by the Board of Directors of MAG as the record date for determining the stockholders of MAG entitled to receive shares of common stock of MercFuel in the Distribution.

        Section 1.53 Restricted Stock. "Restricted Stock", when immediately preceded by "MAG", means shares of MAG common stock that are subject to transfer restrictions or to employment and/or performance vesting conditions, pursuant to a MAG Stock Plan. When immediately preceded by "MercFuel," "Restricted Stock" means shares of MercFuel common stock that are subject to transfer restrictions or to employment and/or performance vesting conditions, pursuant to a MercFuel Stock Plan.

        Section 1.54 Revenue. "Revenue" means net revenue as determined in accordance with generally accepted accounting principles.

        Section 1.55 SEC. "SEC" means the United States Securities and Exchange Commission.

        Section 1.56 Separation. "Separation" means the contribution and transfer from MAG to MercFuel, and MercFuel's receipt and assumption of, directly or indirectly, substantially all of the Assets and Liabilities currently associated with the MercFuel Business and the stock, investments or similar interests currently held by MAG in subsidiaries and other entities that conduct such business.

        Section 1.57 Separation Date. "Separation Date" means the effective date and time of each transfer of property, assumption of liability, license, undertaking, or agreement in connection with the Separation which date was 12:01 a.m., Pacific Time, January 1, 2001.

        Section 1.58 Subsidiary. "Subsidiary" of any person means a corporation or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or interest having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided, however that no Person that is not directly or indirectly wholly-owned by any other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power or ability to control that Person. Unless the context otherwise requires, reference to MAG and its Subsidiaries shall not include the subsidiaries of MAG that will be transferred to MercFuel after giving effect to the Separation.

        Section 1.59 Tax Sharing Agreement. "Tax Sharing Agreement" means the Ancillary Agreement, which is Exhibit F to the Separation Agreement.

        Section 1.60 Workers' Compensation Plan. "Workers' Compensation Plan" when immediately preceded by "MAG" means the MAG Workers' Compensation Plan, comprised of the various arrangements established by a member of the MAG Group to comply with the workers' compensation requirements of the states in which the MAG Group conducts business.


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

When immediately preceded by "MercFuel", "Workers' Compensation Plan" means the workers' compensation program to be established by MercFuel pursuant to Section 4.8.

                                   ARTICLE II
                               GENERAL PRINCIPLES

        Section 2.1 Assumption of MercFuel Liabilities. Except as specified otherwise in this Agreement or as mutually agreed upon by MercFuel and MAG from time to time, effective as of Separation Date, MercFuel hereby assumes and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the following: (a) all Liabilities of, or relating to, MercFuel Employees or MercFuel Transferred Employees, in each case relating to, arising out of, or resulting from future, present or former employment with the MercFuel Business (including Liabilities relating to, arising out of, or resulting from MAG Plans and MercFuel Plans); (b) all Liabilities relating to, arising out of, or resulting from any other actual or alleged employment relationship with the MercFuel Group; and (c) all other Liabilities relating to, arising out of, or resulting from obligations, liabilities and responsibilities expressly assumed or retained by the MercFuel Group, or a MercFuel Plan pursuant to this Agreement. Except as specified otherwise in this Agreement or as otherwise mutually agreed upon by MAG and MercFuel from time to time, MAG shall transfer to MercFuel amounts equal to trust assets, insurance reserves, and other related assets as consistent with the applicable Plan transition that relates to, arises out of, or results from MercFuel's pro rata interest in each MAG Plan.

        Section 2.2 Establishment of MercFuel Plans.

               (a) Health and Welfare Plans. Except as specified otherwise in this Agreement, effective as of the Distribution Date (or such other date(s) as MAG and MercFuel may mutually agree), MercFuel shall adopt the MercFuel Health and Welfare Plans. Except as otherwise specified in this Agreement, to the extent administratively and financially practicable, each of the foregoing MercFuel Plans as in effect as of the Distribution Date (or such other date(s) as MAG and MercFuel may mutually agree), shall be comparable in the aggregate in all Material Features to the corresponding MAG Plan as in effect as of such agreed upon date.

               (b) 401(k) Plan. Except as specified otherwise in this Agreement, effective as of the Distribution Date (or such other date(s) as MAG and MercFuel may mutually agree), MercFuel shall adopt the MercFuel 401(k) Plan. Except as otherwise specified in this Agreement, to the extent administratively and financially practicable, each MercFuel Plan in effect as of the Distribution Date (or such other date(s) as MAG and MercFuel may mutually agree), shall be comparable in the aggregate in all Material Features to the corresponding MAG Plan in effect as of such agreed upon date.

        Section 2.3 MercFuel Under No Obligation to Maintain Plans. Except as specified otherwise in this Agreement, nothing in this Agreement shall preclude MercFuel, at any time after the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any MercFuel Plan, any benefit under any MercFuel Plan or any trust, insurance policy or funding vehicle related to any MercFuel Plans, or any employment or other service arrangement with MercFuel Employees or vendors (to the extent permitted by law).

        Section 2.4 MercFuel's Participation in MAG Plans.

               (a) Participation in MAG Plans. Except as specified otherwise in this Agreement or as MAG and MercFuel may mutually agree, MercFuel shall, until the Distribution Date, continue to be a Participating Company in the MAG Plans to the extent that MercFuel has not established a corresponding Plan. Effective as of any date on or after the Separation Date and before the Distribution Date (or such other date(s) as MAG or MercFuel may mutually agree), any member of the MercFuel Group not described in the preceding sentence may, at its request and with the consent of MAG and MercFuel, become a Participating Company in any or all of the MAG Plans, to the extent that MercFuel has not yet established a corresponding Plan.

               (b) MAG's General Obligations as Plan Sponsor. To the extent that MercFuel is a Participating Company in any MAG Plan, MAG shall continue to administer, or cause to be administered, in accordance with its terms and applicable law, such MAG Plan, and shall have the sole and absolute discretion and authority to interpret the MAG Plan, as set forth therein. MAG shall not amend any Material Feature of any MAG Plan in which MercFuel is a Participating Company, except to the extent: (i) such amendment would not materially affect any coverage or benefits of MercFuel Employees or MercFuel Transferred Employees under such Plan;
        (ii) MercFuel shall consent to such amendment and such consent shall not be unreasonably withheld; or (iii) such amendment is necessary or appropriate to comply with applicable law.

               (c) MercFuel's General Obligations as Participating Company. MercFuel shall perform, with respect to its participation in the MAG Plans, the duties of a Participating Company as set forth in each such Plan or any procedures adopted pursuant thereto, including (without limitation): (i) assistance in the administration of claims, to the extent requested by the claims administrator of the applicable MAG Plan;
        (ii) full cooperation with MAG Plan auditors, benefit personnel and benefit vendors; (iii) preservation of the confidentiality of all financial arrangements MAG has or may have with any vendors, claims administrators, trustees, service providers or any other entity or individual with whom MAG has entered into an agreement relating to the MAG Plans; and (iv) preservation of the confidentiality of participant information (including, without limitation, health information in relation to FMLA leaves) to the extent not specified otherwise in this Agreement.

               (d) Termination of Participating Company Status. Except as otherwise may be mutually agreed upon by MAG and MercFuel, effective as of the Distribution Date or such other date as MercFuel establishes a corresponding Plan (as specified in Section 2.2 or otherwise in this Agreement), MercFuel shall automatically cease to be a Participating Company in the corresponding MAG Plan.

        Section 2.5 Terms of Participation by MercFuel Transferred Employees in MercFuel Plans.

               (a) Non-Duplication of Benefits. Except as specified otherwise in this Agreement, as of the Distribution Date, or other later date that applies to the particular MercFuel Plan established thereafter, the MercFuel Plans shall be, with respect to MercFuel Transferred Employees, in all respects the successors in interest to, and shall not provide benefits that duplicate benefits provided by, the corresponding MAG Plans. MAG and MercFuel shall agree on methods and procedures, including amending the respective Plan documents, to prevent MercFuel Employees from receiving duplicate benefits from the MAG Plans and the MercFuel Plans.

               (b) Service Credit. Except as specified otherwise in this Agreement, with respect to MercFuel Transferred Employees, each MercFuel Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of the Distribution Date, were recognized under the corresponding MAG Plan shall, as of the Distribution Date, receive full recognition and credit and be taken into account under such MercFuel Plan to the same extent as if such items occurred under such MercFuel Plan, except to the extent that duplication of benefits would result. Notwithstanding the foregoing, MAG and MercFuel shall recognize service with either MAG or MercFuel that was recognized as of the Distribution Date, except to the extent provided in Subsection 2.5(a) above. The service crediting provisions shall be subject to any respectively applicable "service bridging," "break in service," "employment date," or "eligibility date" rules under the MercFuel Plans and the MAG Plans.

               (c) Assumption of Liabilities. Except as specified otherwise in this Agreement (including, without limitation, the exception applicable to self-insured Health Plans), the provisions of this Agreement for the transfer of Assets relating to MAG Plans to MercFuel and/or the appropriate MercFuel Plans are based upon the understanding of the parties that MercFuel and/or the appropriate MercFuel Plan will assume all Liabilities of the corresponding MAG Plan to or relating to MercFuel Transferred Employees, as provided for herein. If any such Liabilities are not effectively assumed by MercFuel and/or the appropriate MercFuel Plan, then the amount of transferred Assets shall be recomputed accordingly, taking into account the retention of such Liabilities by such MAG Plan, and Assets shall be transferred from MercFuel and/or the appropriate MercFuel Plan to MAG and/or the appropriate MAG Plan so as to place MercFuel and/or the appropriate MercFuel Plan in the position it would have been in had the initial Asset transfer been made in accordance with such recomputed amount of assets.

        Section 2.6 Non-U.S. Employment Matters. MercFuel and MAG each intend that matters, issues, or Liabilities relating to, arising out of, or resulting from non-U.S.-related employment matters be handled in a manner that is consistent with comparable U.S. matters, issues, or Liabilities as reflected in this Agreement (to the extent permitted by applicable law or as otherwise specified in the applicable Section or Schedule thereto).

                                   ARTICLE III
                            DEFINED CONTRIBUTION PLAN

        Section 3.1 401(k) Plan.

               (a) 401(k) Plan. Effective as of the Distribution Date (or such other date as MAG and MercFuel may mutually agree), MercFuel shall establish, or cause to be established, a separate plan or trust, which is intended to be tax-qualified under Code Section 401(a), to be exempt from taxation under Code Section 501(a)(1), and to form the MercFuel 401(k) Plan.

               (b) 401(k) Plan: Assumption of Liabilities and Transfer of Assets. Effective as of the Distribution Date (or such other date as MAG and MercFuel may mutually agree): (i) the MercFuel 401(k) Plan shall assume and be solely responsible for all Liabilities relating to, arising out of, or resulting from MercFuel Transferred Employees under the MAG 401(k) Plan; and (ii) MAG shall cause the accounts of the MercFuel Transferred Employees under the MAG 401(k) Plan that are held by its related trust, whether vested or unvested, to be transferred to the MercFuel 401(k) Plan and its related trust, and MercFuel shall cause such transferred accounts to be accepted by such Plan and its related trust. In MAG's discretion, amounts may be in cash or in kind or a combination; except following in kind: (A) MAG stock; (B) MercFuel stock; (C) promissory notes reflecting plan loans to MercFuel executives. Effective as of the Distribution Date (or such other date as MAG and MercFuel may mutually agree), MercFuel shall use its commercially reasonable best efforts to enter into agreements satisfactory to MercFuel to accomplish such assumption and transfer, the maintenance of the necessary participant records, the appointment of _______________ as the initial trustees under the MercFuel 401(k) Plan, and the engagement of _______________ as the initial recordkeeper under the MercFuel 401(k) Plan. MercFuel and MAG each agree to use their commercially reasonable best efforts to accomplish this 401(k) Plan and related trust spin-off.

               (c) 401(k) Plan: Stock Considerations. As a result of the spin-off of the MAG 401(k) Plan and to the extent that immediately prior to such time, the MAG 401(k) Plan continues to consist of MAG employer securities, then the resulting MAG 401(k) Plan and MercFuel 401(k) Plan shall both consist in part of MAG and MercFuel employer securities. MercFuel and MAG shall assume sole responsibility for ensuring that their respective company stock funds, and underlying employer securities held in each such fund, are maintained in compliance with all requirements of the SEC.

               (d) No Distribution to MercFuel Transferred Employees. The MAG 401(k) Plan and the MercFuel 401(k) Plan shall provide that no distribution of account balances shall be made to any MercFuel Transferred Employee on account of the MercFuel Group ceasing to be an Affiliate of the MAG Group as of the Distribution Date.

                                   ARTICLE IV
                            HEALTH AND WELFARE PLANS

        Section 4.1 Health Plans as of the Distribution Date.

               (a) MercFuel Health Plans. As of the Distribution Date (or such other date(s) as MAG and MercFuel may mutually agree), MercFuel shall have established the MercFuel Health Plans listed on Schedule 4.1(a) and, correspondingly, MercFuel shall cease to be a Participating Company in the MAG Health Plans. MercFuel shall be solely responsible for the administration of the MercFuel Health Plans, including the payment of all employer-related costs in establishing and maintaining the MercFuel Health Plans, and for the collection and remittance of employee premiums, subject to Section 6.2.

               (b) Pending Treatments. Notwithstanding Subsection 4.1(a) above, all treatments which have been pre-certified for or are being provided to a MercFuel Transferred Employee as of the Distribution Date shall be provided without interruption under the appropriate MAG Health Plan (to the extent such continued treatment is not provided under a MercFuel Health Plan) until such treatment is concluded or discontinued, pursuant to applicable Health Plan rules and limitations, but MercFuel shall continue to be responsible for all Liabilities relating to, arising out of, or resulting from such on-going treatments as of the Distribution Date.

               (c) Vendor Arrangements. MAG shall use its commercially reasonable best efforts for and on behalf of MercFuel to procure, effective as of the Distribution Date (or such other date(s) as MAG and MercFuel may mutually agree): (i) Group Insurance Policies, which are comparable in the aggregate in all Material Features to the Group Insurance Policies entered into by MAG, as set forth in Schedule 4.1(c)(i) (the "Group Insurance Policies"); and (iii) an HMO Agreement which is comparable in the aggregate in all Material Features to the HMO Agreement entered into by MAG, as set forth in Schedule 4.1(c)(ii) (the "HMO Agreement"). In each case, MercFuel shall, as of the Distribution Date (or such other date as MAG and MercFuel may mutually agree), establish, adopt and/or implement such contracts, agreements or arrangements. MercFuel may, at such future date after the Distribution Date, elect to discontinue such contracts, agreements or arrangements in accordance with Section 2.3.

               (d) Continuance of Elections, Co-Payments and Maximum Benefits.

                      (i) As of the Distribution Date and for the remainder of
               the plan year in which the Distribution Date occurs (or such other period as MAG and MercFuel may mutually agree), MercFuel shall make its commercially reasonable best efforts to cause the MercFuel Health Plans to recognize and maintain all coverage and contribution elections made by MercFuel Employees and MercFuel Transferred Employees under the MAG Health Plans and apply such elections under the MercFuel Health Plans for the remainder of the period or periods for which such elections are by their terms applicable. The transfer or other movement of employment between MAG to MercFuel at any time upon or before the Distribution Date shall neither constitute nor be treated as a "status change" or termination of employment under the MAG Health Plans or the MercFuel Health Plans.

                      (ii) On and after the Distribution Date, MercFuel shall
               cause the MercFuel Health Plans to recognize and give credit for
               (A) all amounts applied to deductibles, out-of-pocket maximums, co-payments and other applicable benefit coverage limits with respect to which such expenses have been incurred by MercFuel Transferred Employees under the MAG Health Plans for the remainder of the calendar year in which the Distribution Date occurs, and (B) all benefits paid to MercFuel Transferred Employees under the MAG Health Plans for purposes of determining when such persons have reached their lifetime maximum benefits under the MercFuel Health Plans.

               (e) HCFA. As of the Distribution Date (or such other date as MAG and MercFuel may mutually agree), MercFuel shall assume all Liabilities relating to, arising out of, or resulting from claims, if any, under the HCFA data match reports that relate to MercFuel Transferred Employees.

        Section 4.2 Health Plans from the Separation Date through the Distribution Date. Except as otherwise agreed by MAG and MercFuel, for the period beginning with the Separation Date and ending on the Distribution Date (or such other period as MAG and MercFuel may mutually agree), MercFuel shall be a Participating Company in the MAG Health Plans listed on Schedule 4.2(a). MAG shall administer claims incurred under the MAG Health Plans by MercFuel Employees before the Distribution Date but only to the extent that MercFuel has not, before the Distribution Date, established and assumed administrative responsibility for a corresponding Health Plan. Any determination made or settlements entered into by MAG with respect to such claims shall be final and binding. MAG shall retain financial and administrative ("run-out") Liability and all related obligations and responsibilities for all claims incurred by MercFuel Transferred Employees before the Distribution Date (or such other date(s) as MAG and MercFuel may mutually agree), including any claims that were administered by MAG as of, on, or after the Distribution Date (or such other date(s) as MAG and MercFuel may mutually agree). Except as set forth in the preceding sentence, MercFuel shall reimburse MAG for any and all direct and indirect costs and expenses associated with its participation in the MAG Health Plans, subject to
Section 6.2.

        Section 4.3 Group Life Plan.

               (a) MercFuel's Participation in MAG Group Life Plan. MercFuel shall, until the Distribution Date (or such other date as MAG and MercFuel may mutually agree), continue to be a Participating Company in the MAG Group Life Plan. MercFuel shall cease to be a Participating Company in the MAG Group Life Plan coincident with MercFuel's establishment of the MercFuel Group Life Plan (or, if none, MercFuel's written notice to MAG of its withdrawal as a Participating Company in the MAG Group Life Plan). MercFuel shall reimburse MAG for any and all direct and indirect costs and expenses associated with its participation in the MAG Group Life Plan, subject to Section 6.2.

               (b) MercFuel's Establishment of MercFuel Group Life Plan. MAG shall make its commercially reasonable best efforts to procure an arrangement on behalf of MercFuel for a Group Life Plan which shall be comparable in the aggregate in all Material Features to the MAG Group Life Plan as are financially, administratively and legally practicable. If MAG procures such an arrangement, MercFuel will not unreasonably withhold its consent to adopt such an arrangement to constitute the MercFuel Group Life Plan. MercFuel will reimburse MAG for its direct and indirect costs and expenses associated with its procurement, preparation, and implementation of the MercFuel Group Life Plan, subject to Section 6.2.

        Section 4.4 Long-Term Disability Plan. MercFuel shall, until the Distribution Date (or such other date as MercFuel and MAG may mutually agree), continue to be a Participating Company in the MAG Long-Term Disability Plan. MAG shall use its commercially reasonable best efforts for and on behalf of MercFuel to procure, effective as of the Distribution Date (or such other date as MAG and MercFuel may mutually agree), a MercFuel Long-Term Disability Plan. MercFuel will reimburse MAG for any and all direct and indirect costs and expenses associated with its participation in the MAG Long-Term Disability Plan and MAG's assistance in procuring, preparing, and implementing the MercFuel Long-Term Disability Plan, subject to Section 6.2.

        Section 4.5 COBRA. MAG shall be responsible through the Distribution Date (or such other date as MAG and MercFuel may mutually agree), for compliance with the health care continuation coverage requirements of COBRA and the MAG Health and Welfare Plans with respect to MercFuel Employees and qualified beneficiaries (as such term is defined under COBRA). MercFuel shall be responsible for providing MAG with all necessary employee change notices and related information for covered dependents, spouses, qualified beneficiaries (as such term is defined under COBRA), and alternate recipients pursuant to QMCSO, in accordance with applicable MAG COBRA policies and procedures. As soon as administratively practicable after the Distribution Date (or such other date as MAG and MercFuel may mutually agree), MAG shall provide MercFuel (through hard copy, electronic format, or such other mechanism as is appropriate under the circumstances), with a list of all qualified beneficiaries (as such term is defined under COBRA) that relate to the MercFuel Group and the relevant information pertaining to their coverage elections and remaining COBRA time periods. Effective as of the Distribution Date (or such other date as MAG and MercFuel may mutually agree), MercFuel shall be solely responsible for compliance with the health care continuation coverage requirements of COBRA and the MercFuel Health and Welfare Plans for MercFuel Transferred Employees and their qualified beneficiaries (as such term is defined under COBRA); provided, however, MercFuel may elect to retain MAG's services in such manner and for such period as MAG and MercFuel may mutually agree to assist it with COBRA administration and MercFuel will reimburse MAG for its costs and expenses associated with such administration, subject to Section 6.2.

        Section 4.6 Leave of Absence Plans and FMLA.

               (a) Allocation of Responsibilities After Distribution Date. Effective as of the Distribution Date (or such other date as MAG and MercFuel may mutually agree): (i) MercFuel shall adopt Leave of Absence Plans which shall be comparable in the aggregate in all Material Features to the MAG Leave of Absence Plans as in effect on the Distribution Date (or such other date as MAG and MercFuel may mutually agree); (ii) MercFuel shall honor all terms and conditions of leaves of absence which have been granted to any MercFuel Employee under a MAG Leave of Absence Plan or FMLA before the Distribution Date by MAG, including such leaves that are to commence after the Distribution Date (or such other date as MAG and MercFuel may mutually agree); and (iii) MercFuel shall recognize all periods of service of MercFuel Employees and MercFuel Transferred Employees with the MAG Group, as applicable, to the extent such service is recognized by the MAG Group for the purpose of eligibility for leave entitlement under the MAG Leave of Absence Plans and FMLA; provided, however, that no duplication of benefits shall, to the extent permitted by law, be required by the foregoing.

               (b) Disclosure. Before the Distribution Date (or such other date as MAG and MercFuel may mutually agree), MAG shall provide to MercFuel copies of all records pertaining to the MAG Leave of Absence Plans and FMLA with respect to all MercFuel Employees and MercFuel Transferred Employees to the extent such records have not been previously provided.

        Section 4.7 Workers' Compensation Plan.

               (a) Assumption of MAG and MercFuel Workers' Compensation Plan Liabilities by MercFuel. Effective as of the Separation Date, MercFuel shall assume and be solely responsible for all Liabilities relating to, arising out of, or resulting from their claims by MercFuel Employees and MercFuel Transferred Employees employment with the MercFuel Business ("MercFuel Claims") whether incurred before or after the Separation Date.

               (b) Participation in the MAG Workers' Compensation Plan. MercFuel shall, until the Distribution Date (or such other date as MercFuel and MAG may mutually agree), continue to be a Participating Company in the MAG Workers' Compensation Plan. MAG shall continue to administer, or cause to be administered, the MAG Workers' Compensation Plan in accordance with its terms and applicable law. MercFuel shall fully cooperate with MAG and its insurance company in the administration and reporting of MercFuel Claims under the MAG Workers' Compensation Plan. Any determination made, or settlement entered into, by or on behalf of MAG or its insurance company with respect to MercFuel claims under the MAG Workers' Compensation Plan shall be final and binding. MercFuel shall reimburse MAG and its insurance company for any and all direct and indirect costs related to the MercFuel claims or MercFuel's participation in the MAG Workers' Compensation Plan, including, but not limited to loss costs, claims administration fees, legal expenses, premium audits, and retrospective premium adjustments, subject to
        Section 6.2. MAG shall transfer to and reimburse MercFuel any assets related to the MercFuel claims or MercFuel's participation in the MAG Workers' Compensation Plan, including, but not limited to, loss reserves, premium audits, and retrospective premium adjustments.

               (c) Outsourcing of MercFuel Workers' Compensation Plan Claims. MercFuel shall have the right to transfer the administration of MercFuel Claims incurred under the MAG Workers' Compensation Plan to a third party administrator, vendor, or insurance company ("Outsource"). MercFuel shall promptly notify MAG of its intent to transfer such claims, including the material terms and conditions of the transfer before the effective date thereof. MAG, upon the request of MercFuel, shall use its commercially reasonable best efforts to procure such Outsourcing on behalf of MercFuel, assist MercFuel in the transition to Outsourcing, and provide MercFuel with any information that is in the possession of MAG and is reasonably available and necessary to obtain such Outsourcing.

               (d) Establishment of the MercFuel Workers' Compensation Plan. As of the Distribution Date, MercFuel shall be responsible for complying with the workers' compensation requirements of the states in which the MercFuel Group conducts business and for obtaining and maintaining insurance programs for its risk of loss. Such insurance arrangements shall be separate and apart from the MAG Workers' Compensation Plan. Notwithstanding the foregoing, MAG, upon the request of MercFuel, shall use its commercially reasonable best efforts to procure workers' compensation insurance policies on behalf of MercFuel, assist MercFuel in the transition to its own separate insurance program, and provide MercFuel with any information that is in the possession of MAG and is reasonably available and necessary to either obtain insurance coverages for MercFuel or to assist MercFuel in preventing unintended self-insurance, in whatever form.

        Section 4.8 Administrative Services. To the extent not provided otherwise in this Article, MAG shall provide certain administrative services to MercFuel in conjunction with both the MAG and MercFuel Health and Welfare Plans in such manner and for such period as MAG and MercFuel may mutually agree. MercFuel shall reimburse MAG for any and all direct and indirect costs and expenses related thereto, subject to Section 6.2.

                                    ARTICLE V
                          EQUITY AND OTHER COMPENSATION

        Section 5.1 Bonus Plan. Employees of the MercFuel Business (including, for this purpose, any employees of MAG who are designated as employees of the MercFuel Business for purposes of the Separation) shall cease their participation in the MAG Bonus Plan in the quarter ending prior to the Distribution Date (or such other date as MAG and MercFuel may mutually agree). Any bonus pool, or portion thereof, that has been finally determined by MAG in its discretion or accrued for under the MAG Bonus Plan for the benefit of, or that is allocable to, employees of the MercFuel Business (including for this purpose, any employees of MAG who are designated as employees of the MercFuel Business for purposes of the Separation) shall be paid to such Employees pursuant to the terms and conditions of the MAG Bonus Plan, except that such payment shall be made on the Distribution Date (or such other date as MAG and MercFuel may mutually agree). Effective as of the Distribution Date (or such other date as MAG and MercFuel may mutually agree), MercFuel shall establish the MercFuel Bonus Plan for MercFuel Employees and MercFuel Transferred Employees for MercFuel fiscal period(s) beginning on and after the Distribution Date (or such other date as MAG and MercFuel may mutually agree), to be administered by the Compensation Committee of the MercFuel Board of Directors.

        Section 5.2 MAG Options.

               (a) Option Assumption by MercFuel. At the Distribution Date (or such other date as MAG and MercFuel may mutually agree), 100 percent of each outstanding MAG Option held by MercFuel Transferred Employees, whether vested or unvested, shall be, in connection with the Distribution, assumed by MercFuel. MercFuel shall replace 100 percent of the total intrinsic value of each MAG Option held by MercFuel Transferred Employees as of the Distribution Date (or such other date as MAG and MercFuel may mutually agree) by offering options to purchase MercFuel stock mirroring the provisions of the then existing MAG Options. Each MAG Option so assumed by MercFuel shall continue to have, and be subject to, the same terms and conditions set forth in the MAG Stock Plans and as provided in the respective option agreements governing such MAG Option as of the Distribution Date (or such other date as MAG and MercFuel may mutually agree), except that (i) such MAG Option shall be exercisable for that number of whole shares of MercFuel common stock equal to the quotient of the number of shares of MAG common stock that were issuable upon exercise of such MAG Option as of the Distribution Date divided by the Ratio, rounded down to the nearest whole number of shares of MercFuel common stock, and (ii) the per share exercise price for the shares of MercFuel common stock issuable upon exercise of such assumed MAG Option shall be equal to the product determined by multiplying the exercise price per share of MAG common stock at which such MAG Option was exercisable as of the Distribution Date by the Ratio, rounded up to the nearest whole cent.

               (b) Assumption Criteria. It is the intention of MAG and MercFuel that the assumption of MAG Options by MercFuel pursuant to Subsection 5.2(a) meet the following criteria: (i) the aggregate intrinsic value of the assumed MAG Options immediately after the assumption is not greater than such value immediately before the assumption; (ii) with respect to each such assumed MAG Option, the ratio of the exercise price per share to the MercFuel Stock Value of the assumed MAG Options immediately after the assumption is not less than the ratio of the exercise price per share to the MAG Stock Value immediately before the assumption; and
        (iii) the vesting and option term of the assumed MAG Options shall not be changed.

               (c) Certain Non-U.S. Optionees. Except as may otherwise be agreed upon by MAG and MercFuel and/or as set forth in Schedule 5.2, this
        Section 5.2 shall govern the treatment of MAG Options held by non-U.S. MercFuel Transferred Employees, if any.

        Section 5.3 Administrative Services. To the extent not provided otherwise in this Article, MAG shall provide certain administrative services to MercFuel in conjunction with both the MAG and MercFuel Stock Plans in such manner and for such period as MAG and MercFuel may mutually agree. MercFuel shall reimburse MAG for any and all direct and indirect costs and expenses related thereto, subject to Section 6.2.

                                   ARTICLE VI
                            ADMINISTRATIVE PROVISIONS

        Section 6.1 Master Transitional Services Agreement. On or prior to the Distribution Date (or such other date as MercFuel and MAG may mutually agree), MAG and MercFuel may enter into a Master Transitional Services Agreement covering the provisions of interim services, including financial, accounting, legal, benefits-related and other services by MAG to MercFuel or, in certain circumstances, vice versa, if appropriate or necessary.

        Section 6.2 Payment of Liabilities, Plan Expenses and Related Matters.

               (a) Expenses and Costs Chargeable to a Trust. Effective as of the Separation Date, MercFuel shall pay its share of any contributions made to any trust maintained in connection with a MAG Plan while MercFuel is a Participating Company in that MAG Plan.

               (b) Contributions to Trusts. With respect to MAG Plans to which MercFuel Employees and MercFuel Transferred Employees make contributions, MAG shall use reasonable procedures to determine MercFuel Assets and Liabilities associated with each such Plan, taking into account such contributions, settlements, refunds and similar payments.

               (c) Allocation of Costs and Expenses. Except as otherwise provided in this Agreement, the Master Transitional Services Agreement, or in any underlying transitional services schedule between MAG and MercFuel (as contemplated in Section 6.1) relating to the Separation, the IPO, or the Distribution, all costs and expenses of the parties hereto in connection with the Separation, the IPO (including underwriting discounts and commissions), and the Distribution and costs and expenses of the parties hereto in connection with the Separation shall be allocated between MercFuel and MAG. MercFuel and MAG shall each be responsible for their own internal fees, costs and expenses incurred in connection with the Separation and the Distribution.

        Section 6.3 Transitional Staffing Services. MAG will provide certain transitional staffing services and other services as MAG and MercFuel may mutually agree, as set forth on Schedule 6.3; provided, however, that for purposes of the Workers' Compensation Plan (as set forth in Section 4.8) the Transitional Staffing Services Agreement for finance shall control, to MercFuel in such manner and for such period as MAG and MercFuel may mutually agree.

        Section 6.4 Sharing of Participant Information. In addition to the responsibilities and obligations of MAG and MercFuel specified in Exhibit I to the Separation Agreement, MAG and MercFuel shall share, or cause to be shared, all participant information that is necessary or appropriate for the efficient and accurate administration of each of the MAG Plans and the MercFuel Plans during the respective periods applicable to such Plans as MercFuel and MAG may mutually agree). MAG and MercFuel and their respective authorized agents shall, subject to applicable laws of confidentiality and data protection, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party or its agents, to the extent necessary or appropriate for such administration.

        Section 6.5 Reporting and Disclosure Communications to Participants. While MercFuel is a Participating Company in the MAG Plans, MercFuel shall take, or cause to be taken, all actions necessary or appropriate to facilitate the distribution of all MAG Plan-related communications and materials to employees, participants and beneficiaries, including (without limitation) summary plan descriptions and related summaries of material modification(s), summary annual reports, investment information, prospectuses, notices and enrollment material for the MAG Plans and MercFuel Plans. MercFuel shall reimburse MAG for the costs and expenses relating to the copies of all such documents provided to MercFuel, except to the extent such costs are charged pursuant to Section 6.2 (or are otherwise addressed in this Agreement) or pursuant to an Ancillary Agreement. MercFuel shall assist MAG in complying with all reporting


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

and disclosure requirements of ERISA, including the preparation of Form Series 5500 annual reports for the MAG Plans, where applicable.

        Section 6.6 Audits Regarding Vendor Contracts. From the period beginning as of the Separation Date and ending on such date as MAG and MercFuel may mutually agree, MAG and MercFuel and their duly authorized representatives shall have the right to conduct joint audits with respect to any vendor contracts that relate to both the MAG Health and Welfare Plans and the MercFuel Health and Welfare Plans. The scope of such audits shall encompass the review of all correspondence, account records, claim forms, canceled drafts (unless retained by the bank), provider bills, medical records submitted with claims, billing corrections, vendor's internal corrections of previous errors and any other documents or instruments relating to the services performed by the vendor under the applicable vendor contracts. MAG and MercFuel shall agree on the performance standards, audit methodology, auditing policy and quality measures, reporting requirements, and the manner in which costs and expenses incurred in connection with such audits will be shared.

        Section 6.7 Employee Identification Numbers. Until the Distribution Date (or such other period as MAG and MercFuel may mutually agree), MAG and MercFuel shall not change any employee identification numbers assigned by MAG. MAG and MercFuel mutually agree to establish a policy pursuant to which employee identification numbers assigned to either employees of MAG or MercFuel shall not be duplicated between MAG and MercFuel.

        Section 6.8 Beneficiary Designation. Subject to Section 6.11, all beneficiary designations made by MercFuel Employees and MercFuel Transferred Employees for the MAG Plans shall be transferred to and be in full force and effect under the corresponding MercFuel Plans, in accordance with the terms of each such applicable MercFuel Plan, until such beneficiary designations are replaced or revoked by the MercFuel Employees and MercFuel Transferred Employee who made the beneficiary designation.

        Section 6.9 Requests for IRS and DOL Opinions. MAG and MercFuel shall make such applications to regulatory agencies, including the IRS and DOL, as may be necessary or appropriate. MercFuel and MAG shall cooperate fully with one another on any issue relating to the transactions contemplated by this Agreement for which MAG and/or MercFuel elects to seek a determination letter or private letter ruling from the IRS or an advisory opinion from the DOL.

        Section 6.10 Fiduciary Matters. MAG and MercFuel each acknowledge that actions contemplated to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and that no party shall be deemed to be in violation of this Agreement if such party fails to comply with any provisions hereof based upon such party's good faith determination that to do so would violate such a fiduciary duty or standard.

        Section 6.11 Consent of Third Parties. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, MAG and MercFuel shall use their commercially reasonable best efforts to implement the applicable provisions of this Agreement. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, MAG and MercFuel shall negotiate in good faith to implement the provision in a mutually satisfactory manner.

                                   ARTICLE VII
                           EMPLOYMENT-RELATED MATTERS

        Section 7.1 Terms of MercFuel Employment. All basic terms and conditions of employment for MercFuel Employees and MercFuel Transferred Employees including, without limitation, their pay and benefits in the aggregate, shall, to the extent legally and practicably possible, remain substantially the same through the Distribution Date as the terms and conditions that were in place when the MercFuel Employee or MercFuel Transferred Employee was employed by the MAG Group, as applicable. Notwithstanding the foregoing, MercFuel Employees and MercFuel Transferred Employees may be required to execute a new agreement regarding confidential information and proprietary developments in a form approved by MercFuel by the Separation Date. In addition, nothing in the Separation Agreement, this Agreement, or any Ancillary Agreement should be construed to change the at-will status of the employment of any of the employees of the MAG Group or the MercFuel Group.

        Section 7.2 HR Data Support Systems. MAG shall provide human resources data support for MercFuel Employees and MercFuel Transferred Employees through the Distribution Date (or such other period as MAG and MercFuel may mutually agree), subject to the Master Transitional Services Agreement.

        Section 7.3 Non-Solicitation of Employees. Subject to Section 4.12 of the Separation Agreement, MAG and MercFuel each agree not to solicit or recruit, without the other party's express written consent, the other party's employees for a period of two (2) years following the Distribution Date. Notwithstanding the foregoing, this prohibition on solicitation does not apply to actions taken by a party either:

               (a) solely as a result of an employee's affirmative response to a general recruitment effort carried out through a public solicitation or general solicitation, or (b) as a result of an employee's initiative.

        Section 7.4 Employment of Employees with U.S Work Visas. MercFuel Employees with U.S. work visas authorizing them to work for MercFuel will continue to hold work authorization for the MercFuel Group after the Separation Date. MercFuel will request amendments to the nonimmigrant visa status of MercFuel Employees and MercFuel Transferred Employees with U.S. work visas authorizing them to work for MAG, excluding the MercFuel Group, to request authorization to work for MercFuel.

        Section 7.5 Confidentiality and Proprietary Information. No provision of the Separation Agreement or any Ancillary Agreement shall be deemed to release any individual for any violation of the MAG non-competition guideline or any agreement or policy pertaining to confidential or proprietary information of any member of the MAG Group, or otherwise relieve any individual of his or her obligations under such non-competition guideline, agreement, or policy.

        Section 7.6 Personnel Records. Subject to applicable laws on confidentiality and data protection, MAG shall deliver to MercFuel prior to the Distribution Date (or such other date as MAG and MercFuel may mutually agree), personnel records of MercFuel Employees and MercFuel Transferred Employees to the extent such records relate to MercFuel Employees' and MercFuel Transferred Employees' active employment by, leave of absence from, or termination of employment with MercFuel. MercFuel shall fully reimburse MAG for any and all direct and indirect costs and expenses associated with such delivery, subject to
Section 6.2.

        Section 7.7 Medical Records. Subject to applicable laws on confidentiality and data protection, MAG shall deliver to MercFuel prior to the Distribution Date (or such other date as MAG and MercFuel may mutually agree), medical records of MercFuel Employees and MercFuel Transferred Employees to the extent such records (a) relate to MercFuel Employees' and MercFuel Transferred Employees' active employment by, leave of absence from, or termination of employment with MercFuel, and (b) are necessary to administer and maintain employee benefit plans, including Health Plans and Workers' Compensation Plan and for determining eligibility for paid and unpaid Leaves of Absence for medical reasons. MercFuel shall fully reimburse MAG for any and all direct and indirect costs and expenses associated with such delivery, subject to Section 6.2.

        Section 7.8 Unemployment Insurance Program.

               (a) Claims Administration Through Distribution Date. Unless otherwise directed by MercFuel, MAG shall use its commercially reasonable best efforts to cause MercFuel to receive service from MAG's third party unemployment insurance administrator through the Distribution Date (or such other date as MAG and MercFuel may mutually agree). MercFuel shall reimburse MAG for its allocable share of fees paid and related costs and expenses by MAG to its third party unemployment insurance administrator for services rendered during such period, pursuant to the Master Transitional Services Agreement. MercFuel shall cooperate with the unemployment insurance administrator by providing any and all necessary or appropriate information reasonably available to MercFuel.

               (b) Claim Administration Post-Distribution Date. Before the Distribution Date, MAG shall use its commercially reasonable best efforts for and on behalf of MercFuel to procure an agreement with its third party unemployment insurance administrator comparable in the aggregate in all Material Features to the MAG third party unemployment insurance agreement, including, without limitation, administration of all unemployment compensation claims of MercFuel Transferred Employees and MercFuel Employees, regardless of whether such claims were filed before, on, or after the Distribution Date. MercFuel shall not unreasonably withhold its consent to adopt such an agreement with such administrator. MercFuel shall reimburse MAG for any and all direct and indirect costs and expenses associated with such procurement, subject to the Master Transitional Services Agreement.

        Section 7.9 Non-Termination of Employment; No Third-Party Beneficiaries. No provision of this Agreement, the Distribution Agreement, or any Ancillary Agreement shall be construed to create any right or accelerate entitlement to any compensation or benefit whatsoever on the part of any MercFuel Employee, MercFuel Transferred Employee or other former, present or future employee of MAG or MercFuel under any MAG Plan or MercFuel Plan or otherwise. Without limiting the generality of the foregoing:
(a) neither the Distribution or Separation, nor the termination of the Participating Company status of MercFuel or any member of the MercFuel Group shall cause any employee to be deemed to have incurred a termination of employment; and (b) no transfer of employment between MAG and MercFuel before the Distribution Date shall be deemed a termination of employment for any purpose hereunder.

        Section 7.10 Employment Litigation.

               (a) Claims to be Transferred to MercFuel and/or Jointly Defended by MAG and MercFuel. On or before the Distribution Date, MAG and MercFuel will enter into a written agreement that specifies the legal responsibility and accompanying Liability for identified claims of MercFuel.

               (b) Unscheduled Claims. MercFuel shall have the sole responsibility for all employment-related claims regarding MercFuel Employees and MercFuel Transferred Employees that exist, or come into existence, on or after the Separation Date relating to, arising out of, or resulting from their employment with the MercFuel Business or the MercFuel Group.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

        Section 8.1 Effect if IPO and/or Distribution Does Not Occur. Subject to
Section 8.10, if the IPO and/or Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the IPO Closing and/or Distribution Date, or otherwise in connection with the IPO and/or Distribution, shall not be taken or occur except to the extent specifically agreed by MercFuel and MAG.

        Section 8.2 Relationship of Parties. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, the understanding and agreement being that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

        Section 8.3 Affiliates. Each of MAG and MercFuel shall cause to be performed and hereby guarantee the performance of any and all actions of the MAG Group or the MercFuel Group, respectively.

        Section 8.4 Incorporation of Distribution Agreement Provisions. The following provisions of the Distribution Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions shall apply as if fully set forth herein (references in this Section to an "Article" or "Section" shall mean Articles or Sections of the Distribution Agreement, and, except as expressly set forth below, references within the material incorporated herein by reference shall be references to the Distribution Agreement): Section 3.4 (relating to Agreement for Exchange of Information); Section 3.9 (relating to Dispute Resolution); and Article IV (relating to Covenants and Other Matters).

        Section 8.5 Governing Law. To the extent not preempted by applicable federal law, including, without limitation, ERISA, the Code and applicable securities laws, this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of California, irrespective of the choice of law principles of the State of California, as to all matters, including matters of validity, construction, effect, performance and remedies.

        Section 8.6 Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. This Agreement may be enforced separately by each member of the MAG Group and each member of the MercFuel Group. Neither party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other party, and any such assignment shall be void; provided, however, either party may assign this Agreement to a successor entity in conjunction with such party's reincorporation.

        Section 8.7 Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible and in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest possible extent.

        Section 8.8 Interpretation. The headings contained in this Agreement or any Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Schedule but not otherwise defined therein shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article, Section or Schedule, such reference shall be to an Article of, Section of, or Schedule to this Agreement unless otherwise indicated.

        Section 8.9 Amendment. The Board of Directors of MercFuel and MAG may mutually agree to amend the provisions of this Agreement at any time or times, for any reason, either prospectively or retroactively, to such extent and in such manner as the Boards mutually deem advisable. Each Board may delegate its amendment power, in whole or in part, to one or more Persons or committees as it deems advisable. No change or amendment will be made to this Agreement, except by an instrument in writing signed by authorized individuals.

        Section 8.10 Termination. This Agreement may be terminated at any time before the Distribution Date by mutual consent of MAG and MercFuel. In the event of termination pursuant to this Section, no party shall have any liability of any kind to the other party.

        Section 8.11 Conflict. In the event of any conflict between the provisions of this Agreement and the Separation Agreement, any Ancillary Agreement, or Plan, the provisions of this Agreement shall control.

        Section 8.12 Counterparts. This Agreement, including the Schedules hereto and the other documents referred to herein, may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.


MERCURY AIR GROUP, INC.,
a Delaware corporation


By:
   ------------------------------

Its:

MERCFUEL, INC.,
a Delaware corporation


By:
   ------------------------------

Its:

                                  SCHEDULE 2.7


                           NON-U.S. EMPLOYMENT MATTERS